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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): May 8, 1998 Closing Date

                       VALUE CITY DEPARTMENT STORES, INC.
             (Exact name of registrant as specified in its charter)

                                      OHIO
                 (State or other jurisdiction of incorporation)

           1-10767                                      NO. 31-1322832
   (Commission File Number)                   (IRS Employer Identification No.)

    3241 WESTERVILLE ROAD, COLUMBUS, OHIO                        43224
   (Address of principal executive offices)                    (Zip Code)

                                 (614) 471-4722
              (Registrant's telephone number, including area code)





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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         At a closing on May 8, 1998, the Company purchased 99.9% of the common stock of Shonac Corporation ("Shonac") from Nacht Management, Inc. and Schottenstein Stores Corporation ("SSC"), pursuant to that certain Stock Purchase Agreement, dated as of May 1, 1998, a copy of which is filed herewith as a Exhibit 2.1. SSC owns approximately 62% of the Company's outstanding common stock. Shonac has operated, as Licensee, the shoe departments in the Company's department stores since Shonac's inception in 1969. Shonac also operates a chain of free-standing retail shoe outlets located throughout the United States, principally under the name DSW Shoe Warehouse. The negotiated purchase price for Shonac was $99,900,000.

         The Company also acquired the store operations of the Valley Fair Corporation ("Valley Fair") from SSC for a negotiated purchase price of $8,000,000. Valley Fair operates two department stores located in Irvington and Little Ferry, New Jersey. The Company has operated, as Licensee, certain departments in these two stores for 18 years.

         Both acquisitions will be accounted for as purchases and were effective as of May 3, 1998. The acquisitions were funded by cash provided by operations and approximately $88,000,000 from the Company's new long-term revolving bank credit facility among the Company as borrower, the lending institutions named therein, as lenders, National City Bank, as Swing-line Lender, Administrative Agent and as Syndication Agent, and Bank One, N.A., as Documentation Agent. The aggregate amount available under the bank facility is $185,000,000.




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 23, 1998.

         (b)      Pro Forma Financial Information.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K , such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after May 23, 1998.

         (c)      Exhibits.

              2.1 Stock Purchase Agreement entered into as of May 1, 1998 between the Company and Schottenstein Stores Corporation ("SSC") and Nacht Management Inc.

              2.2 Asset Purchase Agreement entered into as of May 1, 1998 between the Company and Valley Fair Corporation, an affiliate of SSC.





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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VALUE CITY DEPARTMENT STORES, INC.
                                               (Registrant)

                                      By /s/ ROBERT M. WYSINSKI
                                        -----------------------------------
                                        Robert M. Wysinski, Senior Vice
                                        President, Chief Financial Officer,
                                        Treasurer And Secretary*


Date: May 22, 1998
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* Mr. Wysinski is the principal financial officer and has been duly authorized to sign on behalf of the registrant.